                                                                      EXHIBIT 21


                                 SUBSIDIARIES OF
                              SARA LEE CORPORATION

          The following is a list of active subsidiary corporations of the Registrant. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                              DOMESTIC SUBSIDIARIES


NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
ARP Corp.                                                            Delaware

Bali Foundations, Inc.                                               Delaware

Best Kosher Foods Corporation                                        Illinois

Bryan Foods, Inc.                                                    Delaware

Caribesock, Inc.                                                     Delaware

Caribetex, Inc.                                                      Delaware

Ceibena Del, Inc.                                                    Delaware

Champion Products Export Co.                                         Delaware

Champion Products Inc.                                               New York

Chock Full O'Nuts Corporation                                        New York

Coach Leatherware International, Inc.                                Delaware

Coach Stores Puerto Rico, Inc.                                       Delaware

Continental Coffee Products Company                                  Delaware

Cortez Del, Inc.                                                     Delaware

Crocker & Sprague, Inc.                                              Delaware

Courtaulds Textiles America, Inc.                                    Delaware

Courtaulds Textiles U.S., Inc.                                       Delaware

D. Canale Food Services, Inc.                                        Tennessee

DEA Leasing, L.L.C.                                                  Delaware

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
DJW Incorporated                                                     Kentucky

Hanes Dominican Del, Inc.                                            Delaware

Hanes Menswear, Inc.                                                 Delaware

Hanes Puerto Rico, Inc.                                              Delaware

Haw River Realty, Inc.                                               Delaware

International Affiliates & Investment Inc.                           Delaware

J.E. Morgan Knitting Mills, Inc.                                     Pennsylvania

Kesterson Companies, Inc.                                            Tennessee

Kesterson Food Company, Inc.                                         Tennessee

Liberty Fabrics, Inc.                                                Delaware

Multifoods, Inc.                                                     New York

Net Apparel LLC                                                      Delaware

Nihon Sara Lee KK Corporation                                        Delaware

Nutri-metics International, Inc.                                     Delaware

Ozark Salad Company, Inc.                                            Delaware

Pattern Co. Inc.                                                     Delaware

Playtex Apparel, Inc.                                                Delaware

Playtex Dorado Corporation                                           Delaware

Playtex Marketing Corporation                                        Delaware

Project Java Holding Corp.                                           Delaware

PYA Holdings LLC                                                     Delaware

PYA/Monarch, Inc.                                                    Maryland

Quinn Coffee Company                                                 Montana

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Quikava Inc.                                                         Massachusetts

Rice Hosiery Corporation                                             North Carolina

Richheimer Food Company                                              Illinois

R. Salad Realty Co., Inc.                                            New York

Sara Lee Business Services Corporation                               Maryland

Sara Lee Champion Europe Inc.                                        Delaware

Sara Lee Corporation Asia, Inc.                                      Delaware

Sara Lee Equity, L.L.C.                                              Delaware

Sara Lee French Funding Company L.L.C.                               Delaware

Sara Lee French Investment Company, Inc.                             Delaware

Sara Lee Fresh Inc.                                                  Delaware

Sara Lee Global Finance, Inc.                                        Delaware

Sara Lee International Corporation                                   Delaware

Sara Lee International Finance Corporation                           Delaware

Sara Lee International Funding Company L.L.C.                        Delaware

Sara Lee International Investment L.L.C.                             Delaware

Sara Lee Investments, Inc.                                           Delaware

Sara Lee Sock Company                                                Delaware

Sara Lee - Kiwi Holdings, Inc.                                       Delaware

Sara Lee U.K. Depositor L.L.C.                                       Delaware

Sara Lee U.K. Holdings, Inc.                                         Delaware

Sara Lee U.K. Leasing L.L.C.                                         Delaware

Saramar L.L.C.                                                       Delaware

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
SCH Enterprises, L.L.C.                                              Delaware

Seamless Textiles, Inc.                                              Delaware

SL Outer Banks L.L.C.                                                Delaware

SLC Leasing (Nevada)-II, Inc.                                        Nevada

SLC Leasing (Wyoming), Inc.                                          Wyoming

SLE, Inc.                                                            Delaware

SLI Administrative Services Company, Inc.                            Delaware

SLKP Administrative Services Company, Inc.                           Delaware

SLKP Sales, Inc.                                                     Delaware

Smoky Hollow Foods, Inc.                                             Delaware

Southern Belle, Inc.                                                 Delaware

Southern Family Foods, L.L.C.                                        Delaware

Southern Meat Distribution Company                                   Delaware

Specialty Intimates Inc.                                             Delaware

State Fair Foods, Inc.                                               Texas

Sweet Sue Kitchens, Inc.                                             Alabama

The Harwood Companies, Inc.                                          Delaware

UPCR, Inc.                                                           Delaware

UPEL, Inc.                                                           Delaware

Wechsler Coffee Corporation                                          New York

                              FOREIGN SUBSIDIARIES

2476230 Nova Scotia Ltd.                                             Canada

3 DK Limited                                                         London

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
A.P. Developments Limited                                            Zambia

AB Fenom                                                             Sweden

ABC Industrie S.A.                                                   France

Actonbarn Limited                                                    England

ADP Chemicals Limited                                                England & Wales

Agepal S.A.R.L.                                                      Luxemburg

Al Ponte Prosciutti S.R.L.                                           Italy

Allende Internacional, S. de R.L. de C.V.                            Mexico

Amira S.A.                                                           Netherlands

Aoste Argentina                                                      Argentina

Aoste Belgique B.V.                                                  Belgium

Aoste Espana S.A.                                                    Spain

Aoste Exporte                                                        France

Aoste Holding S.N.C.                                                 France

Aoste Management S.A.                                                France

Aoste Schinken GmbH                                                  Germany

Aoste                                                                France

Arosa, S.A. de C.V.                                                  Mexico

Ashe Consumer Products Limited                                       United Kingdom

Ashe Limited                                                         England

Ashe Limited                                                         England & Wales

Asia Foods II Limited                                                Mauritius

Avroy Shlain Cosmetics (Pty) Ltd.                                    South Africa

Axa Alimentos Comercial, S. de R.L. de C.V.                          Mexico

Axa Alimentos Operaciones, S. de R.L. de C.V.                        Mexico

Axa Alimentos Servicios Comerciales, S. de R.L. de C.V.              Mexico

Axa Alimentos, S. de R.L. de C.V.                                    Mexico

Bali Dominicana Inc.(Hanes Panama, Inc.) - Branch                    Dominican Republic

Balirny Douwe Egberts AS                                             Czech Republic

Ballograf Bic Austria Vertriebs Ges. mbh                             Austria

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Bal-Mex S. de R.L. de C.V.                                           Mexico

Bama Polska                                                          Poland

Beleggingsmaatschappij Argona B.V.                                   Netherlands

Belgian Nur dic Textile Company S.A.                                 Belgium

Bellrise Fashions Limited                                            England

Berkshire International (S.A.) (Pty.) Ltd.                           South Africa

Berkshire International (Zimbabwe) (Pvt.) Ltd.                       Zimbabwe

Bima Cosmetics (Pty.) Ltd.                                           South Africa

Bobarmot Investments (Proprietary) Limited                           South Africa

Body Wear Mexicana S.A. De C.V.                                      Mexico

Boers Meat Products B.V.                                             Netherlands

Boers Vleeswaren B.V.                                                Netherlands

Bravo S.A                                                            Greece

Broderies Deschamps                                                  France

Brossard S.A.                                                        France

C.T. Compagerie SARL                                                 France

Cafe Do Ponto Do Brasil S.A.                                         Brazil

Cafes a la Crema J. Marcilla y Cafe Soley S.L.                       Spain

Caitlin Financial Corporation N.V.                                   Netherlands Antilles

Calixte Producteur                                                   France

Canadelle Holding Corporation Limited                                Canada

Canadelle L.P.                                                       Canada

Cape Hosiery Mills (Proprietary) Limited                             South Africa

Cartex Manufacturera, S.A.                                           Costa Rica

Casual Wear de Mexico, S.A. de C.V.                                  Mexico

Cavite Horizons Holdings, Inc.                                       Philippines

Caytex, Inc.                                                         Cayman Islands

Caywear, Inc.                                                        Cayman Islands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
CBI S.A.                                                             France

CH Laboratories (Sales) Ltd.                                         Ireland

CH Laboratories Pty. Ltd.                                            Australia

Champion Athletics, Ltd.                                             Hong Kong

Champion France S.A.                                                 France

Champion GmbH                                                        Germany

Champion Products, S. de R.L. de C.V.                                Mexico

Champion UK Limited                                                  England

Charcuterie des Hautes Terres S.A.                                   France

Charter de Mexico, S.A. de C.V.                                      Mexico

Christy GmbH                                                         Germany

Claremont Garments (Holdings) PLC                                    England

Claremont Garments (Midlands) Limited                                England

Claremont Garments (South) Limited                                   England

Claremont Garments Limited                                           England

Claremont Maroc S.A.                                                 Morocco

Coabem                                                               Brazil

Coach (U.K) Limited                                                  England

Coach Europe Services S.r.l.                                         Italy

Cochonou                                                             France

CODEF Financial Services CV                                          Netherlands

Coffee Times B.V.                                                    Netherlands

Coffenco International GmbH                                          Germany

Cofico N.V.                                                          Netherlands Antilles

Collins & Aikman Automotive Fabrics Limited                          England

Columbus Swimwear Limited                                            England

Comercial izadora Intercontinental S.A.                              Argentina

Compack Douwe Egberts Rt.                                            Hungary

Compania Aricar S.R.L.                                               Argentina

Confecciones Champion, S.de R.L. de C.V.                             Mexico

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Confecciones de El Pedregal Inc.                                     El Salvador

Confecciones de Monclova, S. de R.L. de C.V.                         Mexico

Confecciones de Monterrey, S. de R.L. de C.V.                        Mexico

Confecciones de Nueva Rosita, S. de R. L. de C.V.                    Mexico

Confecciones Sarthoise S.A.                                          France

Confeceiones Cuyo Souidad Anomina                                    Argentina

Confix S.r.l.                                                        Italy

Congelacion y Conservacion de Alimentos,                             Mexico
S. de R.L. de C.V.

Conoplex Insurance Company                                           Bermuda

Contex, S.A. de C.V.                                                 El Salvador

Corporacion H.M., S.A. de C.V.                                       Mexico

Cortez, S.A.                                                         Honduras

Cosmetic Manufacturers (Ireland) Ltd.                                Ireland

Cosmetic Manufacturers (NZ) Ltd.                                     New Zealand

Cosmetic Manufacturers Pty. Ltd.                                     Australia

Courtaulds Automotive Products                                       South Africa
(S.A.) (Proprietary) Limited

Courtaulds Clothing (HK) Sales Limited                               Hong Kong

Courtaulds Clothing (Shenzhen) Limited                               Hong Kong

Courtaulds Clothing Brands Limited                                   England & Wales

Courtaulds Clothing Lanka (Private) Limited                          Sri Lanka

Courtaulds Lingerie (SA) (Pty) Limited                               South Africa

Courtaulds Outerwear Maroc S.A.                                      Morocco

Courtaulds Textiles (Holdings) Limited                               England

Courtaulds Textiles America Inc.                                     USA

Courtaulds Textiles Holding GmbH                                     Germany

Courtaulds Textiles Holding S.A.                                     France

Courtaulds Textiles Immobiler SNC                                    France

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Courtaulds Textiles Investissements                                  France

Courtaulds Textiles Investment Limited                               England

Courtaulds Textiles Participations                                   France

Courtaulds Textiles PLC                                              England & Wales

Courtaulds Textiles Retail Limited                                   England

Courtaulds Textiles Services                                         France

Courtaulds Textiles US Inc                                           USA

Courtaulds Troyes Manufacturer SAS                                   France

Covesa N.V.                                                          Belgium

Cruz Verde Portugal - Productos de Consumo Lda.                      Portugal

D & H Cohen Limited                                                  Scotland

DE (Portugal) Produtos Almentares Lda                                Portugal

DE Coffee Care B.V.                                                  Netherlands

DE Espana S.A.                                                       Spain

DE Rusbrands                                                         Russia

DE Van Nelle Operating B.V.                                          Netherlands

DEA (Bermuda) Ltd.                                                   Bermuda

Decaf B.V.                                                           Netherlands

Decafkampon, B.V.                                                    Netherlands

Decem B.V.                                                           Netherlands

Decotrade A.G.                                                       Switzerland

DECS Global Network Mexicana, S.A. de C.V.                           Mexico

DECS International Mexico, S.A. de C.V.                              Mexico

DEF Finance S.N.C.                                                   France

DEF Holding S.N.C.                                                   France

Defacto B.V.                                                         Netherlands

Defacto Deutschland GmbH                                             Germany

Defico N.V.                                                          Netherlands Antilles

Defin C.V.                                                           Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Del Castillo Transportes Ltda.                                       Uruguay

Delta- Galil Industries Ltd.                                         Israel

Delta Socks Ltd.                                                     Israel

Delta Sporting Ltd.                                                  Israel

Delta Textile (France) S.A.R.L.                                      France

Delta Textile (London) Ltd.                                          United Kingdom

Delta Textile GmbH                                                   Germany

Delta Textile Management AG                                          Switzerland

Delta Textile Marketing Ltd.                                         Israel

Delta Textiles Spain                                                 Spain

Delta-Galil Luxembourg                                               Luxembourg

Delta-Galil Proprieties (1981) Ltd.                                  Israel

Desselles Textiles S.A.                                              France

Detrex Nederland B.V.                                                Netherlands

Difan S.A.M.                                                         Monaco

Dim Finance S.A.S.                                                   France

Dim Rosy Textiles, Incorporated                                      Canada

Dim S.A.                                                             France

Dim-Rosy A/S                                                         Denmark

Dim-Rosy AB                                                          Sweden

Dim-Rosy AG                                                          Switzerland

Dim-Rosy Benelux N.V.                                                Belgium

Dim-Rosy Portugal Lda                                                Portugal

Dim-Rosy S.p.A.                                                      Italy

Dim-Rosy, Inc.                                                       Canada

Dimtex S.A.                                                          France

DISA S.N.C. (DISA)                                                   France

Douwe Egberts (X) B.V.                                               Netherlands

Douwe Egberts (Y) B.V.                                               Netherlands

Douwe Egberts Coffee & Tea International B.V.                        Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Douwe Egberts Coffee Care B.V.                                       Netherlands

Douwe Egberts Coffee Systems France S.N.C.                           France

Douwe Egberts Coffee Systems International B.V.                      Netherlands

Douwe Egberts Coffee Systems Limited                                 United Kingdom

Douwe Egberts Coffee Systems Limited                                 Canada

Douwe Egberts Coffee Systems Limited                                 England & Wales

Douwe Egberts Coffee Systems Nederland B.V.                          Netherlands

Douwe Egberts Coffee Systems Operating B. V.                         Netherlands

Douwe Egberts Coffee Systems                                         Belgium

Douwe Egberts Coffee Treatment & Supply B.V.                         Netherlands

Douwe Egberts Diensten B.V.                                          Netherlands

Douwe Egberts Espana S.A.                                            Spain

Douwe Egberts France S.N.C.                                          France

Douwe Egberts Holdings B.V.                                          Netherlands

Douwe Egberts Hungary Trading (Douwe Egberts Compack Kft)            Hungary

Douwe Egberts Kaffee System Vertrieb GmbH                            Austria

Douwe Egberts Kaffee Systeme GmbH & Co., K.G.                        Germany

Douwe Egberts Kaffee Systeme GmbH                                    Germany

Douwe Egberts Limited (New Zealand)                                  New Zealand

Douwe Egberts Limited                                                Canada

Douwe Egberts N.V.                                                   Netherlands

Douwe Egberts Nederland B.V.                                         Netherlands

Douwe Egberts Pty. Limited                                           Australia

Douwe Egberts Sigma B.V.                                             Netherlands

Douwe Egberts Tau B.V.                                               Netherlands

Douwe Egberts UK Limited                                             England & Wales

Douwe Egberts Van Nelle Coffee Systems Nederland B.V.                Netherlands

Douwe Egberts Van Nelle Participations B.V.                          Netherlands

Douwe Egberts Van Nelle Tobacco Netherlands B.V.                     Netherlands

Droste Administratie Maatschappij B.V.                               Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Droste Inkoop Maatschappij B.V.                                      Netherlands

Duyvis B.V.                                                          Netherlands

Duyvis Production B.V.                                               Netherlands

Elbeo & Comandita                                                    Portugal

Elbeo Limited                                                        England & Wales

Elbeo Limited                                                        England & Wales

Elbeo-Meias e Confecgoes, Lda                                        Portugal

Elyna 2 Sarl                                                         France

Eri Feine Schuhpflege Vertriebs GmbH                                 Germany

Et G.Y. S.A.                                                         France

Euragral B.V.                                                        Netherlands

Fairwind GmbH                                                        Germany

Fashion Accessory (Philippines) Inc.                                 Philippines

Fihomij B.V.                                                         Netherlands

Filodoro Calze S.p.A.                                                Italy

Finco                                                                France

Findeggo B.V.                                                        Netherlands

Finnegans Famous Cakes Limited                                       England & Wales

Fontane del Ducca S.r.l.                                             Italy

Forsell Consumer AE Industrial and Commercial S.A.                   Greece

Franlouise SA                                                        Belgium

Fuller Brands B.V.                                                   Netherlands

Fuller do Brazil Lar e Beleza Ltda.                                  Brazil

Gabriel  & Co. Pty. Ltd.                                             Australia

Galler Iberica SA                                                    Spain

Galler Portuguesa Textais, Limitada                                  Portugal

Georges Rech Boutiques S.A.                                          France

GIE Alpina S.A.                                                      France

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
GIE G-SEC                                                            France

Godrej HiCare                                                        India

Godrej Sara Lee Limited                                              India

Gossard (Holdings) Limited                                           England

Gossard Finland Oy                                                   Finland

Gossard GmbH                                                         Germany

Gossard Italia Srl                                                   Italy

Gossard S.A.S.                                                       France

Gossard Tekstil Sanayi Ve Ticaret Limited Sirketi                    Turkey

Gossard Tunisie SARL                                                 Tunisia

Gow Investments Pty Ltd.                                             Australia

Gromtex S.A.                                                         Tunisia

Group Imperial France SARL (France)                                  France

Grupo Alimentario Argel S.A.                                         Spain

Hanes (Europe) GmbH                                                  Germany

Hanes (UK) Limited                                                   England & Wales

Hanes Brasil Industria E Comercio Ltda.                              Brazil

Hanes Caribe Inc.                                                    Cayman Islands

Hanes Choloma, Ltd.                                                  Cayman Islands

Hanes de Centroamerica S.A.                                          Guatemala

Hanes de El Salvador, S.A. de C.V.                                   El Salvador

Hanes Dominican Inc.                                                 Cayman Islands

Hanes France S.A.                                                    France

Hanes Italia S.p.A.                                                  Italy

Hanes Panama, Inc.                                                   Panama

Hanes Printables Jamaica Ltd.                                        Jamaica

Hanes Tejidos Costa Rica S.A.                                        Costa Rica

Hanes U.K. Limited                                                   United Kingdom

Hanes Underwear Jamaica                                              Jamaica

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Harris/DE Pty Ltd                                                    Australia

Hesperia de Alimentacion S.A.                                        Spain

Hesperia Noroeste, S.A.                                              Spain

Hilton Bonds N.Z. (1991) Limited                                     New Zealand

Holding SL/DE Coffee & Tea Brazil Ltda.                              Brazil

Homcare Japan Div Nihon Kiwi KK                                      Japan

HomeSafe Products (M) Sdn Bhd                                        Malaysia

Hot Dog King, BV                                                     Netherlands

House of Fuller, Argentina S.A.                                      Argentina

House of Fuller, S.A. de C.V.                                        Mexico

Imperial Coordination Center N.V. (Belgium)                          Belgium

Imperial Holding N.V.                                                Belgium

Imperial Meat Products B.V.                                          Netherlands

Imperial Meat Products N.V.                                          Belgium

Inco Hellas AE                                                       Greece

Indumentaria Andina Sociedad Ancnina                                 Argentina

Industria Textilera del Este, ITE, S.A.                              Costa Rica

Industria Textileras de Este, S.A.                                   Costa Rica

Industrias Carnicas Navarras S.A.                                    Spain

Industrias de Carnes Nobre S.A.                                      Portugal

Industrias Internacionales de San Pedro, S. de R.L. de C.V.          Mexico

Industrias Mallorca S.A. de C.V.                                     Mexico

Industries Morocaines De Lingerie S.A. "Imalinge"                    Morocco

Inmobiliaria Meck-Mex, S.A. de C.V.                                  Mexico

Intec B.V.                                                           Netherlands

Inter Food Service Limited                                           England & Wales

Inter Food Service Ltd.                                              England & Wales

Internacional Manufacturera S.A. de C.V.                             Mexico

International Underwear Ltd.                                         Morocco

Intervend Automaker B.V.                                             Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
INTEX Dessous GmbH (Austria)                                         Austria

INTEX Dessous GmbH (Germany)                                         Germany

INTEX Textil-Vertriebsgesellschaft AG                                Switzerland

Isabella (Private) Ltd.                                              Sri Lanka

Italfil S.A.                                                         Spain

IVA Doo                                                              Croatia

J.E. Morgan de Honduras, S.A.                                        Honduras

Jacqmotte B.V.                                                       Netherlands

Jacqmotte Limited                                                    England & Wales

Jacqmotte N.V.                                                       Belgium

Jamlee Inc.                                                          Jamaica

Jamwear Ltd.                                                         Jamaica

Jareeporn Pranita Company Limited                                    Thailand

Jogbra Honduras S.A.                                                 Honduras

Justin Bridou SNC                                                    France

Kaffehuset Friele A/S                                                Norway

Kayser (South Africa) (Proprietary) Limited                          South Africa

Kayser Boudor Limited                                                England

Kir Alimentos, S. de R.L. de C.V.                                    Mexico

Kitchens of Sara Lee - UK Ltd.                                       England

Kiwi (EA) Limited                                                    England

Kiwi (EA) Limited                                                    England & Wales

Kiwi (Manufacturing) Sdn Bhd                                         Malaysia

Kiwi (Nigeria ) Limited                                              Nigeria

Kiwi (Thailand) Limited                                              Thailand

Kiwi Brands (Hong Kong) Ltd                                          Hong Kong

Kiwi Brands (Hong Kong) Ltd.                                         Hong Kong

Kiwi Brands (Malaysia) Sdn. Bhd                                      Malaysia

Kiwi Brands (N.Z.) Ltd.                                              New Zealand

Kiwi Brands (NZ) Ltd.                                                New Zealand

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Kiwi Brands (Private) Limited                                        Zimbabwe

Kiwi Brands (Private) Limited                                        Zimbabwe

Kiwi Brands (Tianjin) Co. Ltd.                                       China

Kiwi Brands (Uganda) Limited                                         Uganda

Kiwi Brands Ltd. (Malawi)                                            Malawi

Kiwi Brands Ltd. (Zambia)                                            Zambia

Kiwi Brands Ltd.                                                     Kenya

Kiwi Brands Ltd.                                                     Kenya

Kiwi Brands Ltd.                                                     Malawi

Kiwi Brands Ltd.                                                     Zambia

Kiwi Brands Pty Ltd.                                                 Australia

Kiwi Brands Tianjin Co. ltd.                                         China

Kiwi Caribbean Limited                                               England & Wales

Kiwi Caribbean Ltd.                                                  United Kingdom

Kiwi European Holdings B.V.                                          Netherlands

Kiwi European Holdings B.V.                                          Netherlands

Kiwi Holdings Limited                                                England

Kiwi Holdings Limited                                                England & Wales

Kiwi Holdings Ltd.                                                   United Kingdom

Kiwi International Pte. Ltd.                                         Signapore

Kiwi International Pte. Ltd.                                         Singapore

Kiwi TTK Limited (India)                                             India

Kiwi United Taiwan Co. Ltd.                                          Taiwan

Kiwi United Taiwan Company Ltd.                                      Taiwan

Kjopmanskredit A/S                                                   Norway

Koninklijke Douwe Egberts B.V.                                       Netherlands

Kortman Intradal B.V.                                                Netherlands

KOSL et Cie SNC                                                      France

KRS S.A.                                                             Tunisia

Laguna Realty Corporation                                            Hong Kong

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Lassie B.V.                                                          Netherlands

Laurentis B.V.                                                       Netherlands

Leiber Tunisie SARL                                                  Tunisia

Les Fines Tranches SNC                                               France

Les Salaisons Reunies SNC                                            France

Liabel S.p.A.                                                        Italy

Liberty Fabrics Inc                                                  USA

Lovable Benelux B.V.                                                 Netherlands

Lovable Design GmbH                                                  Germany

Lovable France SARL                                                  Italy

Lovable Italiana International Limited                               England

Lovable Italiana International Limited                               England

Lovable Italiana S.p.A.                                              Italy

Lovable Ltd.                                                         United Kingdom

Macanie (London) Limited                                             England

Madero Internacional, S. de R.L. de C.V.                             Mexico

Magellan Industries PLC                                              England

Magellan Management Limited                                          England

Maktonderzoekbureau Haped B.V.                                       Netherlands

Manifattura Filodoro S.r.l.                                          Italy

Manufacturera Ciebena, S.A.                                          Honduras

Manufacturera Cortez, S. de R.L.                                     Honduras

Manufacturera de Cartago, S.A. - Branch                              Costa Rica

Manufacturera de Cartago, S.A.                                       Costa Rica

Marander Assurantie Compagnie B.V.                                   Netherlands

Marcel Marie S.A.                                                    France

Marcilla Coffee Systems S.A.                                         Spain

Marketing-en Verkoopmaatschappij Stegeman B.V.                       Netherlands

Medeiros 3484 S.A.                                                   Argentina

Meester B.V.                                                         Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Meester C.V.                                                         Netherlands

Merrild Coffee Systems AB                                            Sweden

Merrild Kaffe A/S                                                    Denmark

Monclova Internacional, S. de R.L. de C.V.                           Mexico

Natal Textiles (Proprietary) Limited                                 South Africa

Natrena B.V.                                                         Netherlands

Naturcare Japan Ltd.                                                 Japan

New Way Packaged Products Limited                                    England & Wales

New Way Packaged Products Ltd.                                       England

Nicholabs (Pty.) Ltd.                                                South Africa

Nicholas Laboratories (E.A.) Limited                                 Kenya

Nistria B.V.                                                         Netherlands

Notable Industrias Colon S.A. de C.V.                                Mexico

Nutri-Metics (Brunei) Sdn Bhd International                          Brunei

Nutri-Metics France SNC                                              France

Nutri-Metics Holdings France SNC                                     France

Nutri-Metics International (Australia) Pty. Ltd. Trading             Australia

Nutri-Metics International (Australia) Pty. Ltd.                     Australia

Nutri-Metics International (Brunei) Sdn Bhd                          Brunei

Nutri-Metics International (Canada) Inc.                             Canada

Nutri-Metics International (Espana) S.A.                             Spain

Nutri-Metics International (France) SNC                              France

Nutri-Metics International (Greece) Inc.                             Greece

Nutri-Metics International (Guangzhou) Ltd.                          China

Nutri-Metics International (Hong Kong) Ltd.                          Hong Kong

Nutri-Metics International (Ireland) Ltd.                            Ireland

Nutri-Metics International (Mexico) SA de CV                         Mexico

Nutri-Metics International (NZ) Ltd.                                 New Zealand

Nutri-Metics International (Portugal) Lda.                           Portugal

Nutri-Metics International (Singapore) Pte Ltd.                      Singapore

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Nutri-Metics International (Thailand) Ltd.                           Thailand

Nutri-Metics International (UK) Limited                              England & Wales

Nutri-Metics International (UK) Ltd.                                 United Kingdom

Nutri-Metics International Commercial Import-Export S.A.             Greece

Nutri-Metics Worldwide Malaysia Sdn Bhd                              Malaysia

Opus Chemical AB                                                     Sweden

Orion Gloves Ltd.                                                    Hong Kong

P. T. Kiiwi Brands Indonesia                                         Indonesia

P.T. Bina Impian Makmur                                              Indonesia

P.T. Kiwi Indonesia                                                  Indonesia

P.T. Premier Ventures Indonesia                                      Indonesia

P.T. Prodenta Indonesia, Tbk                                         Indonesia

P.T. Sara Lee Bakeri Niaga Indonesia                                 Indonesia

P.T. Sara Lee Bakery Indonesia                                       Indonesia

P.T. Sara Lee Bakery Niaga Indonesia                                 Indonesia

P.T. Sara Lee Indonesia                                              Indonesia

P.T. Suria Yozani                                                    Indonesia

PAMYC S.A. de C.V.                                                   Mexico

Pattern Company Inc.                                                 USA

Penn Asia Company Limited                                            Hong Kong

Penn China Limited                                                   Hong Kong

Penn Elastic GmbH                                                    Germany

Penn Elastic Srl                                                     Italy

Penn Fabrics (Hong Kong) Limited                                     Hong Kong

Penn Fabrics (Jiangsu) Company Limited                               Hong Kong

Penn Italia                                                          Italy

Penn Philippines Export Inc.                                         Hong Kong

Penn Philippines Inc.                                                Philippines

Penn Sedespa SA                                                      Spain

Pervez Industrial Corporation Limited                                Pakistan

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Philippe Matignon S.A.                                               France

Pierre Yves Fshion                                                   Belgium

Pladus B.V.                                                          Netherlands

Playtex Dominicana SA                                                Dominican Republic

Playtex France S.A.                                                  France

Playtex Investments Europe S.A.                                      France

Playtex Limited                                                      England & Wales

Playtex Limited                                                      United Kingdom

Plustex B.V.                                                         Netherlands

Plustex S.A.                                                         Belgium

Pontual                                                              Brazil

Porta Blu S.r.l.                                                     Italy

Pretty Polly Pension Trustee Limited                                 England & Wales

Pretty Polly Pension Trustee Limited                                 England & Wales

Probemex, S.A. de C.V.                                               Mexico

Products Suppliers A.G.                                              Switzerland

PT Kiwi Distribution Company                                         Indonesia

PTX Tunisia S.A.                                                     Tunisia

PTX Tunsie                                                           Tunisia

Quesos la Caperucita, S.A. de C.V.                                   Mexico

Rinbros S.A. de C.V.                                                 Mexico

Robert Usher & Co., Limited                                          Ireland

Roger de Lyon Charcutier S.A.                                        France

Roger de Lyon SNC                                                    France

Roux Soignat S.A.                                                    France

S.M. Company Limited                                                 Ireland

S.N. Degoisey S.A.                                                   France

S.N. Fibers Ltd.                                                     Israel

Santora (Austria) GmbH                                               Austria

Sara Lee (Hong Kong) Limited Partnership                             Hong Kong

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Sara Lee (Ireland) Limited                                           Ireland

Sara Lee (South Africa) (Pty.) Ltd.                                  South Africa

Sara Lee (UK Investments) Limited                                    England & Wales

Sara Lee (UK Investments) Limited                                    United Kingdom

Sara Lee Acquisition Limited                                         England & Wales

Sara Lee Apparel (Australasia) Pty Ltd.                              Australia

Sara Lee Apparel (NZ) Ltd.                                           New Zealand

Sara Lee Argentina S.A.                                              Argentina

Sara Lee Argentina S.A.                                              Argentina

Sara Lee Austria Gesellschaft mbH                                    Austria

Sara Lee Austria Gesellschaft mbH                                    Germany

Sara Lee Austria Gmbh                                                Austria

Sara Lee Bakeries UK Limited                                         England & Wales

Sara Lee Bakeries UK Limited                                         England & Wales

Sara Lee Bakery (Australia) Pty. Ltd.                                Australia

Sara Lee Bakery B.V.                                                 Netherlands

Sara Lee Bakery India Ltd.                                           India

Sara Lee Bakery India Private Limited                                India

Sara Lee Bakery Italy Srl                                            Italy

Sara Lee Bakery Malaysia Sdn Bhd                                     Malaysia

Sara Lee Bakery Sdn Bhd                                              Malaysia

Sara Lee Bakery Thailand Limited                                     Thailand

Sara Lee Branded Apparel Espana, S.L.                                Spain

Sara Lee Branded Apparel Hellas S.A.                                 Greece

Sara Lee Branded Apparel Italia S.p.A.                               Italy

Sara Lee Branded Apparel S.A.                                        France

Sara Lee Branded Apparel Sweden A.B.                                 Sweden

Sara Lee Brasil Ltda                                                 Brazil

Sara Lee Canada Holdings Limited                                     Canada

Sara Lee Charcuterie, S.A.                                           France

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Sara Lee Chile S.A.                                                  Chile

Sara Lee Coffee & Tea (Australia) Pty Ltd.                           Australia

Sara Lee Coffee and Tea Food Processing, Packaging,
Sara Lee Columbia S.A.                                               Columbia

Sara Lee Comercial Limitada                                          Chile

Sara Lee Corporation Asia Limited                                    Hong Kong

Sara Lee de Costa Rica, S.A.                                         Costa Rica

Sara Lee Direct Marketing S.A.                                       France

Sara Lee Direct Marketing UK Ltd                                     United Kingdom

Sara Lee Employee Share Plan Pty Ltd.                                Australia

Sara Lee Europe Direct Marketing S.A.                                France

Sara Lee Finance Italy S.p.A.                                        Italy

Sara Lee Finance U.K.                                                England & Wales

Sara Lee Finance UK                                                  England & Wales

Sara Lee Food Holdings Pty. Ltd.                                     Australia

Sara Lee Foreign Sales Corporation                                   Barbados

Sara Lee France Finance S.A.                                         France

Sara Lee France SNC                                                  France

Sara Lee Garden Bakery Co. Ltd.                                      Hong Kong

Sara Lee Germany GmbH                                                Germany

Sara Lee H&BC Trustees Limited                                       England & Wales

Sara Lee Holding Corporation Limited                                 Canada

Sara Lee Holdings (NZ) Ltd.                                          New Zealand

Sara Lee Holdings S.A. of Participations                             Greece
Sara Lee Hellas Holdings

Sara Lee Hong Kong Limited                                           Hong Kong

Sara Lee Hosiery Canada Ltd.                                         Canada

Sara Lee Household & Body Care                                       Unknown

Sara Lee Household & Body Care (Australia) Pty Ltd.                  Australia

Sara Lee Household & Body Care (NZ) Ltd.                             New Zealand

Sara Lee Household & Body Care Belgium N.V. / S.A.                   Belgium

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Sara Lee Household & Body Care France S.N.C.                         France

Sara Lee Household & Body Care Italy S.p.A.                          Italy

Sara Lee Household & Body Care Ltd.                                  United Kingdom

Sara Lee Household & Body Care Malawi Limited                        Malawi

Sara Lee Household & Body Care Netherland B.V.                       Netherlands

Sara Lee Household & Body Care Osterreich GmbH                       Austria

Sara Lee Household & Body Care Portugal                              Portugal

Sara Lee Household & Body Care Research B.V.                         Netherlands

Sara Lee Household & Body Care UK Limited                            England & Wales

Sara lee Household & Body Care Zambia Limited                        Zambia

Sara Lee Household & Personal Care Products S.A.                     Greece

Sara Lee Household and Body care Italy Spa                           Italy

Sara Lee Household and Body Care Poland Sp z.o.o.                    Poland

Sara Lee Hungary Coffee and Tea Trading L.L.C.                       Hungary

Sara Lee Hungary Kave es Tea Kft.                                    Hungary

Sara Lee Intimates de Villanueva S.A. - Partnership                  Honduras

Sara Lee Intimates El Salvado - Partnership                          El Salvador

Sara Lee Intimates El Salvador, S.A. de C.V.                         El Salvador

Sara Lee Intimates Villanueva S.A. de C.V.                           Honduras

Sara Lee Japan Ltd.                                                  Japan

Sara Lee Kave es Tea Rt.                                             Hungary

Sara Lee Knit Products Benelux N.V.                                  Belgium

Sara Lee Knit Products de Mexico, S. de R.L. de C.V.                 Mexico

Sara Lee Knit Products Europe N.V.                                   Belgium

Sara Lee Knit Products Mexico SA de CV                               Mexico

Sara Lee Maquiladora Holdings, S. de R.L. de C.V.                    Mexico

Sara Lee Meats Europe (Netherlands) B.V.                             Netherlands

Sara Lee Mexicana Holdings S de RI de CV                             Mexico

Sara Lee Mexicana Holdings, S. de R.L. de C.V.                       Mexico

Sara Lee Mexicana S.A. de C.V.                                       Mexico

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Sara Lee Moda Femenina, S.A. de C.V.                                 Mexico

Sara Lee of Canada Holdings Limited Partnership                      Canada

Sara Lee of Canada Holdings Limited                                  Canada

Sara Lee of Canada Investments Company                               Canada

Sara Lee of Canada Limited Partnership                               Canada

Sara Lee of Canada Ltd.                                              Canada

Sara Lee Overseas Finance N.V.                                       Netherland Antilles

Sara Lee Personal Products (Fiji) Ltd.                               Fiji

Sara Lee Personal Products Colombia, S.A.                            Colombia

Sara Lee Personal Products Espana S.L.                               Spain

Sara Lee Personal Products GmbH                                      Germany

Sara Lee Personal Products Hellas, S.A.                              Greece

Sara Lee Personal Products Pty. Ltd.                                 Australia

Sara Lee Personal Products Sweden AB                                 Sweden

Sara Lee Personal Products Venezuela                                 Venezuela

Sara Lee Philippines Inc.                                            Philippines

Sara Lee Singapore Pte. Ltd.                                         Singapore

Sara Lee Slovakia, S.r.o.                                            Slovak Republic

Sara Lee Sock Mexico, S.A. de C.V.                                   Mexico

Sara Lee Sourcing Asia, Ltd.                                         Hong Kong

Sara Lee Southern Europe, S.L.                                       Spain

Sara Lee Taiwan Co., Ltd.                                            Taiwan

Sara Lee Trading Limited                                             Thailand

Sara Lee TTK Limited                                                 India

Sara Lee U.K. Leasing, L.L.C.                                        England & Wales

Sara Lee UK Holdings PLC                                             England & Wales

Sara Lee UK Holdings PLC                                             England & Wales

Sara Lee/DE (Deutschland) GmbH                                       Germany

Sara Lee/DE (Schweiz) AG                                             Switzerland

Sara Lee/DE Beheersmaatschappij B.V.                                 Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Sara Lee/DE Clearing B.V.                                            Netherlands

Sara Lee/DE Finance B.V.                                             Netherlands

Sara Lee/DE Financieringsmaatschappij B.V.                           Netherlands

Sara Lee/DE France SNC                                               France

Sara Lee/DE France                                                   France

Sara Lee/DE Holding GmbH                                             Germany

Sara Lee/DE Holdings (South Africa) (Pty) Limited                    South Africa

Sara Lee/DE N.V.                                                     Netherlands

Sara Lee/DE Osterreich GmbH                                          Austria

Sara Lee/DE Switzerland                                              Switzerland

Sara Lee/DE Trading (Antilles) N.V.                                  Netherlands

Sara Lee/DE Vermogensverwaltung GmbH                                 Germany

Sara Lee/DE Verwaltungs GmbH                                         Germany

Saramar Europe B.V.                                                  Netherlands

SATG Management Services (Proprietary) Limited                       South Africa

SBB S.A.                                                             France

SCI NOMACO                                                           France

SDP Rungis S.A.                                                      France

SEC S.A.                                                             France

SERRA Sarl                                                           France

Servicios Administrativos Sara Lee, S.A. de C.V.                     Mexico

Siamcona (Thailand) Ltd.                                             Thailand

Siamcona Ltd.                                                        Thailand

SLI Compania de Servicios Administrativos S.A.                       Costa Rica

Slimline (Private) Limited                                           Sri Lanka

SLKP Benelux N.V. - Hanes                                            Belgium

SLKP Benelux N.V.                                                    Belgium

SLKP Compania de Servicios Administrativos S.A.                      Costa Rica

SLKP Compania de Servicios                                           Costa Rica

SLKP Europe N.V. - Hanes                                             Belgium

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
SLKP Europe N.V.                                                     Belgium

SLPP Hallas                                                          Greece

SLPP Taiwan                                                          Taiwan

Societe Bretone D'Andouilles et Andouillettes                        France

Societe de Boyauderies de Belley S.A.                                France

Societe De Lingerie Intrigue S.A. "Intrigue"                         Morocco

Societe Fashion Apparel S.A.                                         Morocco

Societe Georges Rech                                                 France

Societe Industrielle Chellah Confection S.A. "Chelco"                Morocco

Societi des Salaisons i.e. Balarod                                   France

Sol Y Oro B.H. S.A.C.I.E.I.                                          Argentina

Soluzioni Win Win S.P.A.                                             Italy

Spring City de Honduras, S.A.                                        Honduras

Stegeman Argal GmbH                                                  Germany

Stegeman B.V.                                                        Netherlands

Strozzi Vermogensverwaltung GmbH                                     Germany

Swiss Garde (Proprietary) Limited                                    South Africa

Swissguard (Pty.) Limited                                            South Africa

Taesa, S. de R.L. de C.V.                                            Mexico

Tana BV                                                              Netherlands

Tana Canada Incorporated                                             Canada

Tana Scandinavia A/S                                                 Denmark

Tana Schuhpflege AG                                                  Switzerland

Taylor Merrymade Limited                                             England

Telec A.G.                                                           Switzerland

Telec S.A.                                                           Switzerland

Temana International Limited                                         England & Wales

Temana International Limited                                         United Kingdom

Textile Tropicales Costa Rica                                        Costa Rica

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Textiles Tropicales, S.A.                                            Costa Rica

Textiles Well                                                        France

Textrade                                                             Israel

The Hardwood Honduras Companies, S. de R.L. de C.V.                  Honduras

The Sara Lee Bakery (Australia) Pty. Ltd.                            Australia

Tomten A/S                                                           Norway

Tradi Charcuterie S.A.                                               France

Tradi France S.A.                                                    France

Trading Company limited by Shares                                    Hungary

Tricotbest B.V.                                                      Netherlands

Tricotbest Ceska Republica spol. SRO                                 Czech Republic

Tricotbest CSFR                                                      Czech Republic

Tricotbest GmbH                                                      Germany

Tricotbest Hungaria Kft.                                             Hungary

Tricotbest Polska sp. z.o.o.                                         Poland

Tricotbest Slovensko s.r.o.                                          Slovak Republic

Tuxan Schuhpflegemittel GmbH                                         Austria

UK Limited                                                           England & Wales

Underwear Ltd.                                                       Malta

Uninex S.A.                                                          Uruguay

Unitas Investments (Proprietary) Limited                             South Africa

Van Nelle Holding (Germany) GmbH                                     Germany

Sara Lee Textiles GmbH                                               Germany

Vatter Produktions GmbH                                              Germany

Vatter Services s.r.o.                                               Czech Republic

Vatter Slovensko spol. s.r.o.                                        Slovak Republic

Vermere                                                              France

Vleeswarenverwerkingsindustrie Boers N.V.                            Netherlands

Wijnhandel Jan van Goyen B.V.                                        Netherlands

Wilco Conserven B.V.                                                 Netherlands

                                                                      EXHIBIT 21



NAME OF SUBSIDIARY                                                   PLACE OF INCORPORATION
------------------                                                   ----------------------
Wilkinson & Riddell (Holdings) Limited                               England

Zimbabwe Hosiery Company                                             Zimbabwe

Zwanenberg de Mexico, S.A. de C.V.                                   Mexico

Zwarti Kut BVBA                                                      Belgium